UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 14, 2015

ITERIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08762	95-2588496
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Carnegie Avenue, Suite 100, Santa Ana, California 92705

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (949) 270-9400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01.                                        Changes in Registrant’s Certifying Accountant.

Effective as of October 15, 2015, the Audit Committee of the Board of Directors (the “Audit Committee”) of Iteris, Inc. (the “Company”) approved the engagement of Deloitte & Touche LLP (“Deloitte”) as the Company’s new independent registered accounting firm for the fiscal year ending March 31, 2016.  In connection with the approval of the engagement of Deloitte, the Company’s Audit Committee also approved the dismissal of McGladrey LLP (“McGladrey”) as the Company’s independent registered public accounting firm and so notified McGladrey on October 14, 2015.

The reports of McGladrey on the Company’s consolidated financial statements for the two most recent fiscal years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and the period from April 1, 2015 through October 14, 2015, the Company had no disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey, would have caused McGladrey to make reference thereto in its reports on the Company’s financial statements for such periods.

In connection with the audit of the Company’s consolidated financial statements for the fiscal year ended March 31, 2014, McGladrey advised the Company that it had identified significant deficiencies in the Company’s internal control over financial reporting relating to its accounting for consulting services revenues, which McGladrey and the Company determined constituted a material weakness in the Company’s internal control over financial reporting.  The Audit Committee discussed these matters with McGladrey, and the Company has authorized McGladrey to respond fully to the inquiries of Deloitte regarding these matters.  The Company believes the foregoing material weakness in its internal control over financial reporting was remediated as of the end of the fiscal year ended March 31, 2015, by the hiring of additional personnel and making improvements to or upgrades of its enterprise systems, process and procedures.  Except as described above, during the Company’s two most recent fiscal years and the period from April 1, 2015 through October 14, 2015, there were no “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided to McGladrey a copy of the disclosures made in this Current Report on Form 8-K (this “Report”) and requested that McGladrey furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in this Report.  A copy of McGladrey’s letter, dated October 16, 2015, is filed as Exhibit 16.1 to this Report.

During the Company’s two most recent fiscal years and the period from April 1, 2015 through October 14, 2015, the Company did not consult with Deloitte regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of either a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a “reportable event,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

16.1	Letter from McGladrey LLP dated October 16, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 19, 2015

ITERIS, INC.,
a Delaware corporation

By:	/s/ Andrew Schmidt
Andrew Schmidt
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from McGladrey LLP dated October 16, 2015